MFS(R)/ SUN LIFE SERIES TRUST:

                            GLOBAL GOVERNMENTS SERIES

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

     Matthew W. Ryan, a Vice President of MFS, is the portfolio manager of the series. Mr. Ryan has been employed in the investment management area of MFS since 1997 and became the portfolio manager of the series effective September 30, 2002.

                 The date of this Supplement is October 24, 2002